Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of February 1, 2018 (“Effective Date”), is entered into among PetroShare Corp., a Colorado corporation (the “Company”), and each of the other parties executing a counterpart signature page hereof whether on or after the date hereof.

W I T N E S S E T H

WHEREAS, the Company, Providence Wattenberg, L.P. (“Providence”) and 5NR Wattenberg Holdings, LLC (“Fifth,” Providence and Fifth are referred to as the “Lenders”) are parties to that certain Secured Term Credit Agreement of even date (the “Credit Agreement”), pursuant to which the Lenders agreed to make certain term loans (the “Loans”) to the Company;

WHEREAS, the Credit Agreement provides that the Lenders have the right to convert the Loans into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), on the terms and subject to the conditions set forth therein;

WHEREAS, the Credit Agreement in Section 7.16 provides that the Lenders shall have the option to purchase up to 50% of any securities offered by the Company to the public through December 31, 2018 and thereafter (as defined in the Credit Agreement) 25% of any such offerings (collectively, “% Options”);

WHEREAS, the Credit Agreement also provides, and in accordance therewith, the Company has issued to Lenders, a warrant entitling the Lenders to purchase 1,500,000 shares of Common Stock exercisable as set forth in the Credit Agreement (“Warrant” with the % Option, collectively, the “Warrant and Options”);

WHEREAS, the Company has agreed to provide the Lenders with the registration rights specified in this Agreement with respect to all shares of Common Stock which might be acquired by the Lenders upon conversion of the Loans or exercise of the Warrant and Options or otherwise held by the Lenders, on the terms and subject to the conditions set forth herein; and

WHEREAS, Providence Energy Operators, LLC is already a holder of 3,250,000 shares of Common Stock (the “Providence Shares”) and will also receive registration under this Agreement as a party.

NOW, THEREFORE, in consideration of the premises, and the mutual covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1                                   Definitions.  Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth below:

“Adverse Effect” means an adverse effect on the price, timing or distribution of the Registrable Shares or any other securities proposed to be included pursuant to any Registration Statement, based on market conditions or otherwise.

“Advice” has the meaning set forth in Section 2.5.

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common Control with, such Person.

“Agreement” has the meaning set forth in the Preamble.

“Board” means the board of directors of the Company.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City, New York are authorized or required by law to close.

“Common Stock” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the Preamble.

“Company Covered Persons” has the meaning set forth in Section 2.7(b).

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Credit Agreement” has the meaning set forth in the Recitals.

“Default Rate” has the meaning set forth in the Credit Agreement.

“Disclosure Package” means, with respect to any offering of securities, (i) the preliminary prospectus and (ii) each Issuer Free Writing Prospectus.

“Effective Date” has the meaning set forth in the Preamble.

“Effectiveness Period” has the meaning set forth in Section 2.1(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Excluded Registration” means a registration under the Securities Act of (i) securities on Form S-8 or any similar successor form, (ii) securities to effect the acquisition of, or combination with, another Person registered on Form S-4 or any similar successor form,  or (iii) securities in connection with any dividend or distribution reinvestment or similar plan.

“Governmental Authority” means any international, supranational or national government, any state, provincial, local or other political subdivision thereof; any entity, authority or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government; any court, tribunal or arbitrator; any self-regulatory organization; or any securities exchange or quotation system.

“Holder” means (i) each Person executing a counterpart signature hereto and (ii) any other Person who shall have become a party to this Agreement in accordance with Section 2.8.

“Holder Covered Persons” has the meaning set forth in Section 2.7(a).

“Inspectors” has the meaning set forth in Section 2.4(g).

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus” as defined in Rule 433 promulgated under the Securities Act.

“Joinder Agreement” has the meaning set forth in Section 2.8.

“Lenders” has the meaning set forth in the Recitals.

“Loans” has the meaning set forth in the Recitals.

“Mandatory Shelf Effectiveness Deadline” has the meaning set forth in Section 2.1(b).

“Mandatory Shelf Filing Date” has the meaning set forth in Section 2.1(a).

“Material Disclosure Event” means, as of any date of determination, any event relating to the Company or any of its Subsidiaries that the Board reasonably determines in good faith, after consultation with outside counsel to the Company, (i) would require disclosure of material, non-public information in any Registration Statement or related prospectus including Registrable Shares (including documents incorporated by reference therein) so that such Registration Statement would not be materially misleading or otherwise not in compliance with applicable securities laws, (ii) would not otherwise be required to be publicly disclosed by the Company at that time in a periodic report to be filed with or furnished to the SEC under the Exchange Act but for the filing of such Registration Statement or related prospectus and (iii) for which the Company has a bona fide business purpose for not disclosing.

“Notice” has the meaning set forth in Section 4.8(a).

“Party” means any party to this Agreement.

“% Option” has the meaning set forth in the Recitals.

“Person” or “person” means any natural person, firm, limited liability company, general or limited partnership, association, corporation, company, joint venture, trust, Governmental Authority or other entity.

“Piggyback Registration” has the meaning set forth in Section 2.2(a).

“Providence Shares” has the meaning set forth in the Recitals.

“Records” has the meaning set forth in Section 2.4(h).

“register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Shares” means (i) the shares of Common Stock issuable upon conversion of the Loans pursuant to the Credit Agreement, (ii) the shares of Common Stock issuable upon exercise of the Warrant, (iii) the shares of Common Stock issuable upon the exercise of the % Options, (iv) the Providence Shares and (v) any and all shares of Common Stock issued or issuable with respect to such shares of Common Stock set forth in (i) through (iv) above by way of stock dividend or a stock split or in connection with any combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that with respect to such shares of Common Stock set forth in (i)

through (v) above, such shares of Common Stock shall cease to be Registrable Shares to the extent that such shares of Common Stock are otherwise freely tradable without any limitations or restrictions under the Securities Act.

“Registration Default Event” has the meaning set forth in Section 2.1(d).

“Registration Statement” shall mean each of any Resale Shelf Registration Statement and any registration statement in connection with a Piggyback Registration.

“Resale Shelf Registration Statement” has the meaning set forth in Section 2.1(b).

“Rule 144” means Rule 144 promulgated under the Securities Act, as the same may be amended from time to time, and any successor or similar rule or regulation hereafter adopted by the SEC.

“SEC” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Secondary Offering Securityholders” has the meaning set forth in Section 2.2(b)(ii).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Selling Securityholder Questionnaire” has the meaning set forth in Section 2.14.

“Shelf Registration” means the filing of a registration statement with the SEC to effect a registration of shares of Common Stock or other securities in a continuous offering pursuant to Rule 415 under the Securities Act (or any successor rule).

“Shelf Registration Statement Effectiveness Period”.

“Subsidiaries” means any Person (a) in which the Company owns, directly or indirectly, fifty percent (50%) or more of the securities or other ownership interests of such other Person, or (b) in which the Company owns, directly or indirectly, securities or other ownership interests having ordinary voting power to elect a majority of the board of managers or directors, or other persons performing similar functions, of such other Person.

“Suspension Notice” has the meaning set forth in Section 2.5.

“Suspension Period” has the meaning set forth in Section 2.5.

“12 Month Option” has the meaning set forth in the Recitals.

“Warrant and Option” has the meaning set forth in the Recitals.

Section 1.2                                                    Headings.  Headings shall be ignored in construing this Agreement.

Section 1.3                                                    Singular, plural, gender.  References to one gender include all genders and references to the singular include the plural and vice versa.

Section 1.4                                                    Recitals and Sections.  References to this Agreement shall include the Recitals to it and references to Sections are to Sections of this Agreement.

Section 1.5                                                    Information.  References to books, records or other information mean books, records or other information in any form including paper, electronically stored data, magnetic media, film and microfilm.

Section 1.6                                                    Interpretation.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  This Agreement shall be construed as if it is drafted by all the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement if an ambiguity or question of intent or interpretation arises.

ARTICLE 2

REGISTRATION RIGHTS

Section 2.1                                   Registration.

(a)                     Registration Statement.  The Company shall, upon written demand by Holders of not less than 25% of the Registrable Shares (determined after assuming conversion of the Loan and exercise of the Warrants) delivered in accordance with Section  4.8, but no more than once during each twelve month period, prepare and file with the SEC a Registration Statement covering the Registrable Shares within 60 days of the receipt of such demand (such filing date, the “Mandatory Shelf Filing Date”).  The Registration Statement shall provide for registration and resale, on a continuous or delayed basis pursuant to Rule 415, of all of the Registrable Shares then outstanding from time to time. The demand for registration may be made at any time during a period of five (5) years beginning on the Effective Date.

(b)                     Form and Effectiveness.  Such registration statement shall be on Form S-1 (or any equivalent or successor form) under the Securities Act (or to the extent the Company is eligible to use Form S-3 or any equivalent or successor form or forms, on Form S-3 or any comparable or successor form); provided, however, that if the Company has filed the registration statement on Form S-1 and subsequently becomes eligible to use Form S-3 or any equivalent or successor form or forms, the Company may elect, in its sole discretion, to (i) file a post-effective amendment to the registration statement converting such registration statement on Form S-1 to a registration statement on Form S-3 or any equivalent or successor form or forms or (ii) withdraw the registration statement on Form S-1 and file a registration statement on Form S-3 or any equivalent or successor form or forms, (the registration statement on such form, as amended or supplemented, the “Resale Shelf Registration Statement”). The Company shall use its commercially reasonable efforts to cause the Resale Shelf Registration Statement to be declared effective under the Securities Act by the SEC as soon as reasonably practicable after the Mandatory Shelf Filing Date; but in no event later than five (5) Business Days after the date on which the SEC informs the Company (A) that the SEC will not review the Resale Shelf Registration Statement or (B) that the Company may request the acceleration of the effectiveness of the Resale Shelf Registration Statement and the Company makes such request (the “Mandatory Shelf Effectiveness Deadline”). The Company shall use its commercially reasonable efforts to keep the Resale Shelf Registration Statement continuously effective under the Securities Act until there remain no Registrable Shares pursuant to Section 3.1 (such period, the “Effectiveness Period”). During the Effectiveness Period, the Company will file any supplements to the prospectus contained therein or post-effective amendments required to be filed by applicable law in order to incorporate into such prospectus any Current Reports on Form 8-K necessary or required to be filed by applicable law, any Quarterly Reports on Form 10-Q or any Annual Reports on Form 10-K filed by the Company with the SEC, or any other information necessary so that (i) the Resale Shelf Registration Statement shall not include any untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein not misleading, and (ii) the Company complies with its obligations under Item 512(a)(1) of Regulation S-K.

(c)                      Blackout and Delay Rights.  The Company shall not be required to file the Resale Shelf Registration Statement (or any amendment thereto) or, if a Resale Shelf Registration Statement has been filed but not declared effective by the Commission, request effectiveness of such Resale Shelf Registration Statement, for the shortest period practicable, but in no event longer than forty-five (45) days, if the Company furnishes to the Holders a certificate signed by an executive officer of the Company stating that such filing or effectiveness would (i) come at the time of a Material Disclosure Event or (ii) in the good faith determination of the Board, after consultation with counsel, render the Company unable to comply with applicable Law; provided, however, that (x) in no event shall any such period exceed an aggregate of ninety (90) days in any 365-day period and (y) this right, together with the right to suspend use of a Registration Statement pursuant to Section 2.5, may not be exercised more than two (2) times in any 365-day period.  Provided further, the Company shall not register any securities for its own account or that of any other security holder during such period.

(d)                     Registration Defaults.  If  the Resale Shelf  Registration Statement is not filed with the SEC on or prior to the Mandatory Shelf Filing Date or the Company does not request that the Registration Statement be declared effective (a “Registration Default Event”), then in addition to any other rights the Holders may have hereunder or under applicable law, automatically in such case and so long as such Registration Default Event shall continue, (i) if the Loans (as defined in the Credit Agreement) are outstanding, all Loans outstanding, together with all overdue amounts shall bear interest at the Default Rate or (ii) if the Loans are no longer outstanding, Company shall pay to Holders, pro rata in accordance with the amount of any Registrable Shares held by them, an amount equal to the daily amount of interest that would accrue on the maximum principal amount of Loans that was outstanding if such principal amount were still outstanding at a rate per annum equal to the Default Rate.

Section 2.2                                   Piggyback Registrations

(a)                     Right to Piggyback.  If at any time beginning with the Effective Date and continuing for a period of five years thereafter, there remain any Registrable Shares pursuant to Section 3.1 and the Company proposes to register any shares of Common Stock (other than pursuant to an Excluded Registration) for sale to the public (whether for the account of the Company or the account of any security holder of the Company) (a “Piggyback Registration”), the Company shall give prompt written notice to each Holder of Registrable Shares not less than twenty (20) days prior to the anticipated filing date of the Company’s registration statement. Such notice shall offer each such Holder the opportunity to include any or all of its Registrable Shares in such registration statement, subject to the limitations contained in Section 2.2(b) hereof.  Each Holder who desires to have its Registrable Shares included in such registration statement shall so advise the Company in writing (stating the number of shares desired to be registered) within fifteen (15) days after the receipt of such notice from the Company.  In the event the registration statement is not declared effective within ninety (90) days following the initial filing of such registration statement, unless a road show for an underwritten offering pursuant to such registration statement is actually in progress at such time, the Company shall promptly provide a new written notice to all Holders of Registrable Shares giving them another opportunity to elect to include Registrable Shares in the pending registration statement.  Each Holder receiving such new written notice shall have the same rights afforded above.  Subject to Section 2.2(b) below, the Company shall include in such registration statement all such Registrable Shares so requested to be included therein; provided that the Company may at any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all other equity securities originally proposed to be registered and shall provide each

Holder who requested to have its Registrable Shares included in such registration statement with prompt written notice of such withdrawal or cessation; provided, further that any Holder shall have the right to withdraw such Holder’s request for inclusion of such Holder’s Registrable Shares in any registration statement pursuant to this Section 2.3(a) by giving written notice to the Company of such withdrawal at least fifteen (15) days prior to such registration statement becoming effective.

(b)                                 Priority on Piggyback Registrations.

(i)                                     If a Piggyback Registration is an underwritten offering and was initiated by the Company, and if the managing underwriters advise the Company that the inclusion of Registrable Shares or other securities requested to be included in the registration statement would cause an Adverse Effect, then the Company shall be required to include in such registration statement, to the extent of the amount of securities that the managing underwriters advise may be sold without causing such Adverse Effect, (A) first, the securities the Company proposes to sell; (B) second, the Registrable Shares requested to be included in such registration by any Holder thereof together with any other securities requested to be included by any other holders of piggyback registration rights existing on date hereof, pro rata among such Holders and such other holder of piggyback registration rights on the basis of the number of Registrable Shares and such other securities requested to be registered by each such Holder or each such other holder of piggyback registration rights; and (C) third, any other securities requested to be included in such registration. If, as a result of the provisions of this Section 2.2(b)(i), any Holder shall not be entitled to include all Registrable Shares in a registration that such Holder has requested to be so included, such Holder may withdraw such Holder’s request to include Registrable Shares in such registration statement.

(ii)                                  If a Piggyback Registration is an underwritten offering and was initiated by any of the other security holders of the Company (the “Secondary Offering Securityholders”), and if the managing underwriters advise the Company that the inclusion of Registrable Shares and securities held by the Secondary Offering Securityholders and any other holders of piggyback registration rights requested to be included in the Registration Statement would cause an Adverse Effect, the Company shall include in such registration statement, to the extent of the amount of securities that the managing underwriters advise may be sold without causing such Adverse Effect, (A) first, the other securities requested to be included by the Secondary Offering Securityholders, pro rata among such Secondary Offering Securityholders on the basis of the number of such other securities requested to be registered by each such Secondary Offering Securityholder; (B) second, the Registrable Shares requested to be included in such registration by any Holder thereof together with any other securities requested to be included by any other holders of piggyback registration rights existing on the date hereof, pro rata among such Holders and such other holders of piggyback registration rights on the basis of the number of Registrable Shares and such other securities requested to be registered by each such Holder and each such other holder of piggyback registration rights; and (C) third, any other securities requested to be included in such registration (including securities to be sold for the account of the Company).  If, as a result of the provisions of this Section 2.2(b)(ii), any Holder shall not be entitled to include all Registrable Shares in a registration that such Holder has requested to be so included, such Holder may withdraw such Holder’s request to include Registrable Shares in such registration statement.

(iii)                               Notwithstanding any of the foregoing, the provisions of Sections 2.2(b)(i) and (ii) shall not apply to a Piggyback Registration that is a Shelf Registration.

(iv)                              No Holder may participate in any registration statement in respect of a Piggyback Registration hereunder unless such Holder (x) agrees to sell such Holder’s Registrable Shares on the basis provided in any underwriting agreement approved by the Company and (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting agreements; provided that no such Holder shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) such Holder’s ownership of his, her or its Registrable Shares to be transferred free and clear of all liens, claims, and encumbrances created by such Holder, (ii) such Holder’s power and authority to effect such transfer, and (iii) such matters pertaining to such Holder’s compliance with securities laws with respect to the Registrable Shares as may be reasonably requested; provided, further that any obligation of such Holder to indemnify any Person pursuant to any such underwriting agreements shall be several, not joint and several, among such Holders selling Registrable Shares, and such liability shall be limited to the net amount received by such Holder from the sale of his, her or its Registrable Shares pursuant to such Piggyback Registration (which amounts shall include the amount of cash or the fair market value of any assets, including Common Stock, received in exchange for the sale or exchange of such Registrable Shares or that are the subject of a distribution), and the relative liability of each such Holder shall be in proportion to such net amounts; provided, further that this Section 2.2(b)(iv) shall not require any Holder of Registrable Shares to agree to any lock-up agreement, market standoff agreement or holdback agreement.

(c)                      Selection of Underwriters and Counsel.  If any Piggyback Registration is an underwritten offering initiated by the Company or another security holder of the Company, the Company or such other security holder shall select legal counsel and an investment banking firm or firms to manage the offering.

(d)                     Effect on Resale Registrations.  The registration of all or a portion of the Registrable Shares effected under this Section 2.2 shall relieve the Company of its obligation to effect a registration of Registrable Shares pursuant to Section 2.1 with regard to any Registrable Shares that are included in the Piggyback Registration pursuant to this Section 2.2 so long as such registration remains effective.

(e)                      Limitations on Subsequent Registration Rights.  From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of 66 2/3% the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (i) to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included; or (ii) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder; provided that this limitation shall not apply to any additional Holder who becomes a party to this Agreement in accordance with Subsection 2.8.

Section 2.3                                   SEC Registration Statements.                           All Registration Statements shall comply with applicable requirements of the Securities Act, and  shall not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Registration Statement, in light of the circumstances under which it is made).

Section 2.4                                   Registration Procedures.  The Company shall use commercially reasonable efforts to effect the registration of such Registrable Shares in accordance with the terms hereof, and pursuant thereto the Company shall as expeditiously as possible, but subject to the other provisions of this Agreement:

(a)                     prepare and file with the SEC by the Mandatory Shelf Filing Deadline, the Registration Statement on the appropriate form under the Securities Act with respect to such Registrable Shares as required or permitted in accordance with the terms of this Agreement and use commercially reasonable efforts to cause such Registration Statement to become effective by the Mandatory Shelf Effectiveness Deadline, and to remain continuously effective throughout the Effectiveness Period, prepare and file with the SEC such amendments, post-effective amendments, and supplements to each Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective throughout the Effectiveness Period and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

(b)                     furnish without charge to each Holder selling Registrable Shares and the underwriters, if any, of the securities being registered such number of copies of each Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus), any documents incorporated by reference therein and such other documents as such Holder or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such Holder or the sale of such securities by such underwriters (it being understood that, subject to this Section 2.4 and the requirements of the Securities Act and applicable state securities laws, the Company consents to the use of the prospectus and any amendment or supplement thereto by each such Holder and the underwriters in connection with the offering and sale of the Registrable Shares covered by the Registration Statement of which such prospectus, amendment or supplement is a part);

(c)                      use commercially reasonable efforts to register or qualify such Registrable Shares under such other securities or “blue sky” laws of such jurisdictions as the selling Holders or the underwriters may reasonably request; and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Holder to consummate the disposition of the Registrable Shares owned by such Holder in such jurisdictions; provided that the Company shall not be required to (i) use such efforts to register or qualify the offer or sale of the Registrable Securities in more than 12 states; (ii) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (iii) subject itself to taxation in any such jurisdiction where it is not at such time so subject, or (iv) consent to general service of process in any such jurisdiction where it is not at such time so subject;

(d)                     promptly notify each Holder of such Registrable Shares and each underwriter, if any, in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Shares under state securities or “blue sky” laws or the initiation or threat of initiation of any proceedings for that purpose; and (iii) if such Registration Statement or related prospectus, at the time it or any amendment thereto became effective or at any time such prospectus is required to be delivered under the Securities Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, upon the discovery by the Company of such material misstatement or omission or of the happening of any event as a result of which the Company believes there would be such a material misstatement or omission; provided that, in the case of clause (iii), promptly after delivery of such notice, the Company shall, as the case may be, (x) prepare and file with the SEC a post-effective amendment to such Registration Statement and use commercially reasonable efforts to cause such amendment to become effective so that such Registration Statement, as so amended, shall not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein not misleading or (y) prepare and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Shares, such prospectus shall not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)                      permit any selling Holder that, in such Holder’s reasonable judgment, may be deemed to be an underwriter or a controlling person of the Company (in each case, within the meaning of the Securities Act) to participate in the preparation of such Registration Statement or related prospectus and reasonably incorporate any information about such Holder furnished to the Company by such Holder that, in the reasonable judgment of the Company, should be included;

(f)                       otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, including the Securities Act and the Exchange Act, and make generally available to the Company’s security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, as soon as reasonably practicable, but no later than thirty (30) days after the end of the twelve (12)-month period beginning with the first day of the Company’s first fiscal quarter commencing after the effective date of a Registration Statement, which earnings statement shall cover said twelve (12)-month period; provided that such requirement shall be deemed satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act as required thereby and otherwise complies with Rule 158 under the Securities Act;

(g)                      promptly make available for inspection by any selling Holder and any underwriter participating in any disposition pursuant to any Registration Statement, and any attorney, accountant or other agent or representative retained by any such selling Holder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such Inspector in connection with such Registration Statement; provided that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this subparagraph (g) if (i) the Company reasonably determines in good faith, after consultation with outside counsel, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (ii) either (A) the Company has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (B) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing, unless prior to furnishing any such information with respect to clause (ii) such selling Holder requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further that each selling Holder agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

(h)       furnish to each selling Holder and underwriter, if any, copies of (i) an opinion or opinions of counsel to the Company and addressed to the Holder and updates thereof covering the matters customarily covered in opinions requested in underwritten offerings and (ii) a comfort letter or comfort letters and updates thereof from the Company’s independent public accountants, each in customary form and covering such matters of the type customarily covered by comfort letters to underwriters in connection with underwritten offerings;

(i)        cause the Registrable Shares included in any Registration Statement to be listed on each securities exchange or quotation system, if any, on which similar securities issued by the Company are then listed or quoted;

(j)        if applicable, enter into an underwriting agreement for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to that offering, including indemnities and contribution to the effect and to the extent provided in Section 2.7 and the provision of opinion of counsel and accountants’ letters to the effect and to the extent provided in Section 2.4(h) and enter into any other such customary agreements and take all such other actions as the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares;

(k)       advise each selling Holder, promptly after it shall receive notice or obtain knowledge thereof and make every reasonable effort to prevent the entry of any order suspending the effectiveness of the Registration Statement and, in the event of the issuance of any such stop order, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any security included in such Registration Statement for sale in any jurisdiction, the Company shall use commercially reasonable efforts promptly to obtain the withdrawal of such order;

(l)        upon request and subject to appropriate confidentiality obligations, furnish to each selling Holder copies of any and all transmittal letters or other correspondence with the SEC or any other Governmental Authority relating to such offering of Registrable Shares.

Section 2.5                 Suspension of Dispositions.  Each Holder agrees by acquisition of any Registrable Shares that, upon receipt of any notice (a “Suspension Notice”) from the Company of the happening of any Material Disclosure Event, such Holder shall promptly discontinue such Holder’s disposition of Registrable Shares until such Holder’s receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing by the Company (the “Advice”) that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the prospectus, and, if so directed by the Company, such Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice. In the event the Company shall give any Suspension Notice, the Effectiveness Period relating to the disposition of such Registrable Shares shall be extended by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when each seller of Registrable Shares covered by such Registration Statement shall have received the copies of the supplemented or amended prospectus or the Advice (such period, a “Suspension Period”).  The Company shall use commercially reasonable efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable and shall as promptly as practicable after the expiration of the Suspension Period prepare a post-effective amendment or supplement to the Registration Statement or the prospectus or any document incorporated therein by reference, or file any required document so that, as thereafter delivered to purchasers of the Registrable Shares included therein, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding anything herein to the contrary, the Company shall not be entitled to more than two (2) Suspension Periods during any consecutive twelve (12)-month period, which Suspension Periods shall have durations of not more than ninety (90) days in the aggregate; provided that a Suspension Period shall automatically expire upon the public disclosure of the information to which the Material Disclosure Event relates.

Section 2.6                 Registration Expenses.  Except as specifically set forth elsewhere in this Agreement, the Company shall pay all reasonable, out-of-pocket fees and expenses incident to any registration of the Registrable Shares hereunder, including all expenses incident to the Company’s performance of or compliance with this Article 2, all registration and filing fees, all internal fees and expenses of the Company (including any allocation of salaries of employees of the Company or any of its Subsidiaries or other general overhead expenses of the Company and its Subsidiaries or other expenses related to the preparation of financial statements or other data normally prepared by the Company and its Subsidiaries in the ordinary course of business and expenses of its officers and employees performing legal or accounting duties), all fees and expenses associated with filings required to be made with any applicable Governmental Authority, as may be required by the rules and regulations of such Governmental Authority, fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the Registrable Shares), printing expenses (including expenses of printing certificates for the Registrable Shares in a form eligible for deposit with Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by a Holder of Registrable Shares), duplicating, distribution and delivery expenses, the expense of any annual audit or quarterly review, the fees and expenses incurred in connection with any listing or quotation of the Registrable Shares, fees and expenses of counsel for the Company, fees and expenses of one counsel for the Holders and fees and expenses of its independent certified public accountants (including the expenses of any special audit or “cold comfort” letters required by or incident to such performance), and the fees and expenses of any special experts retained by the Company in connection with such registration.  Any underwriting discounts, commissions, fees or stock transfer taxes attributable to the sale of the Registrable Shares shall, unless otherwise agreed, be borne by the Holders pro rata on the basis of the number of shares so registered whether or not any Registration Statement becomes effective, and the fees and expenses of any counsel, accountants, or other persons retained or employed by any Holder shall be borne by such Holder.

Section 2.7            Indemnification.

(a)       The Company agrees to indemnify and hold harmless, to the fullest extent permitted by applicable law, each seller of Registrable Shares, its Affiliates and their respective employees, advisors, agents, representatives, successors, stockholders, partners, members, officers, and directors, each other Person who participates as an underwriter, broker or dealer in any offering or sale of securities and each other Person who controls such seller or any such participating Person (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and any agent or investment advisor thereof (collectively, the “Holder Covered Persons”) against, and reimburse, (i) any and all losses, claims, damages, liabilities and expenses, joint or several (including reasonable attorneys’ fees and disbursements, other than to the extent limited by Section 2.7(c) and (d)), (x) based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereto, or any document incorporated by reference therein, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and (y) based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of a material fact contained in any prospectus, preliminary prospectus, Disclosure Package or Issuer Free Writing Prospectus or any amendment or supplement thereto, or any document incorporated by reference therein, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; (ii) any and all losses, claims, damages, liabilities and expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission; and (iii) any and all costs and expenses (including reasonable fees and disbursements of counsel) as may be reasonably incurred in investigating, preparing, or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, to the extent that any such expense or cost is not paid under clauses (i) or (ii) above; except (A) insofar as any such statements or omissions are caused by or contained in written information furnished to the Company by such seller or by any Holder Covered Person on behalf of such seller specifically for inclusion in such Registration Statement, prospectus, preliminary prospectus, Disclosure Package, Issuer Free Writing Prospectus, amendment or supplement thereto or (B) to the extent that any loss, claim, damage, liability or expense is incurred by a seller of Registrable Shares as a result of selling such Registrable Shares during a Suspension Period.

(b)       In connection with any Registration Statement or prospectus in which a seller of Registrable Shares is participating pursuant to this Article 2, each such seller shall furnish to the Company such written information and affidavits regarding such seller, the Registrable Shares and the intended distribution thereof as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and as shall be reasonably required in connection with any registration, qualification or compliance required in connection with this Article 2 and, to the fullest extent permitted by applicable law, each such seller shall indemnify the Company, and its officers and directors and each other Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) and any of its or their respective officers, directors, employees, agents, representatives, successors, members, stockholders and partners (the “Company Covered Persons”) against any and all losses, claims, damages, liabilities and expenses, joint or several (including reasonable attorneys’ fees and disbursements, other than to the extent limited by Section 2.7(c) and (d)), (x) based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereto, or any document incorporated by reference therein, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and (y) based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of a material fact contained in any prospectus, preliminary prospectus, Disclosure Package or Issuer Free Writing Prospectus or any amendment or supplement thereto, or any document incorporated by reference therein, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, but, in the case of either (x) or (y), only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is contained in any written information furnished by such seller or by any Holder Covered Person on behalf of such seller  specifically stating that it has been provided for inclusion in such Registration Statement, prospectus, preliminary prospectus, Disclosure Package or Issuer Free Writing Prospectus or amendment or supplement thereto, or document incorporated by reference therein; provided that the obligation to indemnify shall be several, not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares shall be in proportion to, and shall be limited to, the net amount of proceeds received by such seller from the sale of Registrable Shares pursuant to such Registration Statement.

(c)       Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided that the failure to give such notice shall not limit the rights of such Person or relieve the indemnifying party from any liability that it may have under subsection (a) and (b) above unless and only to the extent that failure to give such notice materially prejudices the indemnifying party; and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and any indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim at the expense of such indemnified person, unless (x) the indemnifying party has agreed to pay such fees or expenses or (y) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person. If such defense is not assumed by the indemnifying party when permitted hereunder, the indemnified party shall be entitled to assume and control such defense and to settle and agree to pay in full such claim without the consent of the indemnifying party without prejudice to the ability of the indemnified party to enforce its claim for indemnification against the indemnifying party hereunder.

(d)       Except as otherwise provided in the preceding paragraph, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent, which consent shall not be unreasonably withheld or delayed. If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim (i) unless (A) such settlement or compromise contains a full and unconditional release of the indemnified party and (B) such settlement or compromise does not include any statement as to, or any admission of, fault, culpability or a failure to act by or on behalf of the indemnified party or (ii) if such settlement or compromise provides for injunctive or other non-monetary relief, in each case, unless the indemnified party otherwise consents in writing. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one (1) counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

(e)       The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and shall survive the transfer of securities and the termination of this Agreement.  The provisions of this Section 2.7 shall be in addition to any other rights to indemnification which an indemnified party may have pursuant to law, equity, contract or otherwise.

(f)        As used in this Section 2.7, the terms “officers” and “directors” shall include the direct or indirect partners, members or managers of Holders of Registrable Shares that are partnerships or limited liability companies, as the case may be.

Section 2.8            Transfer of Registration Rights.  Provided that the Company is given prompt written notice by the Holder of Registrable Shares of any transfer of Registrable Shares by such Holder of Registrable Shares stating the name and address of the transferee of such Registrable Shares and identifying the securities with respect to which the rights under this Article 2 are being assigned, the rights of such Holder of Registrable Shares under this Article 2 may be transferred in whole or in part at any time to any such transferee, so long as such transfer of securities is in accordance with all applicable state and federal securities laws and regulations, with this Agreement and the provisions of any other instruments executed by and among each of the parties hereto, and such transferee agrees in writing to be bound by the terms of this Agreement by executing and delivering a Joinder Agreement in the form of Exhibit A hereto (the “Joinder Agreement”).  The Company shall be responsible for the expenses of registration in accordance with Section 2.6 of any transferee or assignee pursuant to this Section 2.8 to the same extent as the original transferor.

Section 2.9            Rule 144.  The Company shall timely file (taking into account all valid extensions) the reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, shall, upon the request of the Holders, make publicly available information substantially similar to the type of information that would be required if the Company was subject to rules under the Securities Act and the Exchange Act) and shall use commercially reasonable efforts to take such further action as the Holders may reasonably request, in each case to the extent required from time to time to enable the Holders to sell Common Stock without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

Section 2.10         Listing.  So long as any Registrable Shares are outstanding, the Company shall use its commercially reasonable efforts to maintain the approval of the Common Stock for listing on the exchange or trading market on which the Common Stock is then listed.

Section 2.11         Deemed Underwriters.  To the extent that, in connection with a registration of any of the Registrable Shares under the Securities Act pursuant to Section 2.1, any selling Holder is deemed to be an underwriter of Registrable Shares pursuant to any SEC comments or policies, the Company agrees that (1) the indemnification and contribution provisions contained in Section 2.7 shall be applicable to the benefit of such selling Holder in its role as deemed underwriter in addition to its capacity as Holder and (2) such selling Holder shall be entitled to conduct the due diligence which it would normally conduct in connection with an offering of securities registered under the Securities Act, including receipt of customary opinions and comfort letters.

Section 2.12         Cooperation by Holders.  Each selling Holder agrees to furnish to the Company a completed questionnaire (a “Selling Securityholder Questionnaire”) not later than three (3) Business Days following the date on which such Holder receives the form of Selling Securityholder Questionnaire with respect to any Registration Statement.  A Holder shall provide to the Company all such information, including information regarding such Holder and the distribution proposed by such Holder, and all such materials, including a Selling Securityholder Questionnaire and updates thereto, as may be requested, and take all such action, in each case as may be required or reasonably requested in order to permit the Company to comply with all applicable requirements of the Securities Act, the Exchange Act and any applicable regulatory or self-regulatory authority and the obligations and requirements of this Agreement, such provision of information and materials to be a condition precedent to the obligations of the Company pursuant to this Agreement to register the Registrable Shares held by such Holder.

ARTICLE 3

TERMINATION

Section 3.1            Termination.  A particular Registrable Share shall cease to be a Registrable Share when: (a) a registration statement covering such Registrable Share has been declared effective under the Securities Act by the SEC and such Registrable Share has been disposed of pursuant to such effective registration statement; (b) such Registrable Share is sold to the public pursuant to Rule 144; (c) such Registrable Share becomes eligible for sale pursuant to Rule 144 without (i) notice or current information requirements, (ii) manner of sale restrictions, or (iii) volume restrictions; (d) such Registrable Share is otherwise freely tradable without any limitations or restrictions under the Securities Act; or (e) such Registrable Share ceases to be outstanding.

ARTICLE 4

MISCELLANEOUS

Section 4.1            Whole Agreement.  This Agreement, together with the Credit Agreement and the other transaction documents delivered in connection therewith, constitute the entire agreement among the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

Section 4.2            Successors and Assigns.  Except as otherwise provided herein, no party hereto may assign, directly or indirectly, by operation of law or otherwise, any of its respective rights or delegate any of its responsibilities, liabilities or obligations under this Agreement, without the prior written consent of each other party hereto.

Section 4.3            Amendment and Waiver.  Except as otherwise provided herein and other than as a result of the execution and delivery of a Joinder Agreement, no amendment, alteration or modification of this Agreement or waiver of any provision of this Agreement shall be effective against the Company or the Holders unless such amendment, alteration, modification or waiver is approved in writing by the Company and the Holders of 66-2/3% of the Registrable Shares.  The failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of such provision and shall not affect the right of such party thereafter to enforce each provision of this Agreement in accordance with its terms.

Section 4.4            Severability.  If any provision of this Agreement, including any phrase, sentence, clause, Section or subsection, is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever. If any provision of this Agreement shall be adjudged to be excessively broad as to duration, geographical scope, activity or subject, the parties hereto intend that such provision shall be deemed modified to the minimum degree necessary to make such provision valid and enforceable under applicable law and that such modified provision shall thereafter be enforced to the fullest extent possible.

Section 4.5            Remedies.  The Parties agree that money damages or another remedy at law would not be a sufficient or adequate remedy for any breach or violation of, or a default under, this Agreement by them and that, in addition to all other remedies available to them, each of them shall be entitled to an injunction restraining such breach, violation or default or threatened breach, violation or default and to any other equitable relief including specific performance without bond or other security being required.

Section 4.6            No Third Party Beneficiaries.  Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the Parties (including any permitted transferees that hereafter become Parties in accordance with Section 2.8) to this Agreement, or any of their respective successors and permitted assigns any legal or equitable right, remedy or claim under or in respect of any agreement or provision contained herein.

Section 4.7            Counterparts.  This Agreement may be executed in several counterparts (including by facsimile, .pdf or other electronic transmission), each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

Section 4.8            Notices

(a)       Any notice or other communication in connection with this Agreement (each, a “Notice”) shall be:

(i)            in writing in English; and

(ii)           delivered by hand, email, registered post or by courier using a nationally recognized overnight delivery or courier company.

(b)       Notices to the Company shall be sent to at the following address, or such other person or address as the Company may notify to the stockholders from time to time:

PetroShare Corp.
9635 Maroon Circle
Englewood, Colorado 80112
Attention: Stephen J. Foley, Chief Executive Officer
Email: sfoley@petrosharecorp.com

with copies to (which shall not constitute notice):

Polsinelli PC
1401 Lawrence Street
Denver, Colorado 80202
Attention: David Babiarz
E-mail: dbabiarz@polsinelli.com

(c)       Notices to the Holders shall be sent to such Holders at the addresses set forth on each Holder’s signature page hereto or as provided on any Joinder Signature Page, as applicable, or such other addresses as the applicable Holder may notify the Company in writing from time to time in accordance with this Section 4.8.

(d)       A Notice shall be effective upon receipt and shall be deemed to have been received:

(i)            at the time of delivery, if delivered by hand, registered post or courier; and

(ii)           at the expiration of two (2) hours after completion of the transmission, if sent by email;

provided that if a Notice would become effective under the above provisions after 5:30 p.m. on any Business Day, then it shall be deemed instead to become effective at 9:30 a.m. on the next Business Day. References in this Agreement to time are to local time at the location of the addressee as set out in the Notice.

(e)       Subject to the foregoing provisions of this Section 4.8, in proving service of a Notice, it shall be sufficient to prove that the envelope containing such Notice was properly addressed and delivered by hand, registered post, overnight delivery service or courier to the relevant address pursuant to the above provisions or an email was timely and properly sent attaching a copy of the subject notice as a .pdf.

Section 4.9            Governing Law and Venue; Waiver of Jury Trial

(a)       THIS AGREEMENT AND ALL DISPUTES BETWEEN THE PARTIES UNDER OR RELATING TO THIS AGREEMENT OR THE FACTS AND CIRCUMSTANCES LEADING TO ITS EXECUTION AND DELIVERY, WHETHER IN CONTRACT, TORT OR OTHERWISE, WILL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER STATE.

(b)       ANY ACTION, SUIT OR PROCEEDING SEEKING TO ENFORCE ANY PROVISION OF, OR BASED ON ANY MATTER ARISING OUT OF OR IN CONNECTION WITH, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL ONLY BE BROUGHT IN ANY FEDERAL COURT LOCATED IN THE STATE OF TEXAS OR ANY STATE COURT, AND EACH PARTY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS (AND OF THE APPROPRIATE APPELLATE COURTS THEREFROM) IN ANY SUCH ACTION, SUIT OR PROCEEDING AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH, ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT OR THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; PROVIDED, HOWEVER, THAT ANY ACTION, SUIT OR PROCEEDING, SEEKING TO ENFORCE A FINAL JUDGMENT RENDERED IN SUCH COURT MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION. PROCESS IN ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE SERVED ON ANY PARTY ANYWHERE IN THE WORLD, WHETHER WITHIN OR WITHOUT THE JURISDICTION OF ANY SUCH COURT.

(c)       EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE OUT OF OR RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION OR DISPUTE DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER AGREEMENTS RELATING HERETO OR ANY DEALINGS AMONG THEM RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. THE SCOPE OF THIS WAIVER IS INTENDED TO ENCOMPASS ANY AND ALL ACTIONS, SUITS AND PROCEEDINGS THAT RELATE TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.

Section 4.10         Independent Nature of Each Holder’s Obligations and Rights.  The obligations of each Holder under this Agreement are several and not joint with the obligations of any other Holder, and each Holder shall not be responsible in any way for the performance of the obligations of any other Holder under this Agreement. Nothing contained herein and no action taken by any Holder pursuant hereto, shall be deemed to constitute such Holders as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

PETROSHARE CORP.

By:	/s/ Stephen J. Foley
Name:	Stephen J. Foley
Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

HOLDERS:		ADDRESS FOR NOTICE:
Providence Wattenberg, L.P.		16400 North Dallas Parkway, Ste. 400
Dallas, Texas 75248
By: Providence Wattenberg GP, LLC		Attention:	Luke Allen
		Tel:	214-522-9131
By:	/s/ Michael Allen	E-mail	lallen@providence-energy.com
Name:	Michael Allen
Title:	Manager	ADDRESS FOR NOTICE:
Taxpayer ID #:		16400 North Dallas Parkway, Ste. 400
Dallas, Texas 75248
HOLDERS:		Attention:	Joe Drysdale
5NR Wattenberg Holdings, LLC		Tel:	972-392-6182
		E-mail	jdrysdale@fifthpartners.com
By:	/s/ Joe Drysdale
Name:	Joe Drysdale	ADDRESS FOR NOTICE:
Title:	Manager
Taxpayer ID #:
Attention:
HOLDERS:		Tel:
Providence Energy Operators, LLC		E-mail

By: PEC E&P, LLC		ADDRESS FOR NOTICE:
16400 North Dallas Parkway, Ste. 400
By:	/s/ Michael Allen	Dallas, Texas 75248
Name:	Michael Allen	Attention:	Luke Allen
Title:	CEO	Tel:	214-522-9131
Taxpayer ID #:		E-mail	lallen@providence-energy.com

[Signature Page to Registration Rights Agreement]

EXHIBIT A

JOINDER SIGNATURE PAGE

The undersigned hereby (i) joins as a “Holder” in the Registration Rights Agreement, dated as of February 1, 2018 (as the same shall be amended from time to time), by and among the parties set forth on the signature pages thereto and any other signatories added thereafter (the “Registration Rights Agreement”), (ii) authorizes this signature page to be attached as a counterpart of such Registration Rights Agreement, and (iii) agrees to be bound by, and shall be entitled to the benefits of, such Registration Rights Agreement.

Dated:

Name

Address

Signature